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                                                               EXHIBIT NO. 10.62

                                     92
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                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------

               First Amendment to Stock Purchase Agreement, dated as of November 30, 1993, between Western Gas Resources, Inc., a Delaware corporation (the
     --
     "(Company"), and The 1818 Fund, L.P., a Delaware limited partnership (the "Purchaser").

               WHEREAS, the Company and the Purchaser are parties to the Stock Purchase Agreement, dated as of October 23, 1991 (the "Stock Purchase Agreement"), and the Company and the Purchaser desire to amend the Stock Purchase Agreement in the manner hereinafter provided.

               NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

               SECTION 1.  AMENDMENT OF THE STOCK PURCHASE
                           -------------------------------
     AGREEMENT.  Section 9.5 of the Stock Purchase Agreement is deleted in its
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     entirety and replaced by the following:

                    "9.5  No Inconsistent Agreements.  The Company and its
                          --------------------------
          subsidiaries may enter into a loan or other agreement, or enter into an amendment or other modification to any currently existing agreement, which by its terms restricts or prohibits the ability of the Company to pay dividends on the Preferred Stock, to redeem the Preferred Stock or the Convertible Notes, to issue Convertible Notes or Notes upon conversion or exchange of the Preferred Stock, to pay interest on the Convertible Notes or the Notes, in each case in accordance with the Certificate of Designation, this Agreement and the terms of the Convertible Notes, but only (i) if such restriction or prohibition becomes effective only during the existence of a default or event of default under such agreement or (ii) if such payment or redemption would, although not in itself a breach of any covenant in any such agreement, result in the occurrence of a default or event of default arising from a breach by the Company of one or more covenants regarding the financial condition of the Company.

               SECTION 2.  REPRESENTATIONS AND WARRANTIES.   The Purchaser
                           ------------------------------
     represents and warrants to the Company, and the

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     Company represents and warrants to the Purchaser, that the execution, delivery and performance thereby of this Amendment has been duly authorized by all necessary action, and that the provisions of this Amendment are valid and binding obligations thereof, enforceable in accordance with their terms.

               SECTION 3.   COUNTERPARTS.  This Amendment may be executed in
                            ------------
     counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

               SECTION 4.  EFFECT ON STOCK PURCHASE AGREEMENT.  Except as
                           ----------------------------------
     specifically set forth in this Amendment, the Stock Purchase Agreement shall remain unmodified and in full force and effect.

               SECTION 5.  HEADINGS.  Headings in this Amendment are for
                           --------
     reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

               SECTION 6.  GOVERNING LAW.  This Amendment shall be governed by,
                           -------------
     and construed and interpreted in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

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               IN WITNESS WHEREOF,  the Parties have caused this Amendment to be fully executed and delivered as of the day and year first above written.

                         THE 1818 FUND, L.P.

                         By:  Brown Brothers Harriman & Co.,
                                    its General Partner


                         By:   /s/ T. Michael Long
                              ----------------------------------
                              Name: T. Michael Long
                              Title:  General Partner


                         WESTERN GAS RESOURCES, INC.


                         By:  /s/ John C. Walter
                              ----------------------------------
                              Name:  John C. Walter
                              Title: Vice President-General Counsel

                         The undersigned hereby acknowledge
                         and agree that they shall remain to be
                         bound by Section 10.1 and 10.3 of
                         the Stock Purchase Agreement irrespective of the execution and delivery of this Amendment.


                         /s/ Brion G. Wise
                         ---------------------------------------
                          Brion G. Wise


                         /s/  Bill M. Sanderson
                         ---------------------------------------
                          Bill M. Sanderson

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